Exhibit 10.4

INDEPENDENT CONTRACTOR AGREEMENT

THIS INDEPENDENT CONTRACTOR AGREEMENT, made effective as of the 1st day of July, 2009 by and between Charles & Colvard, Ltd., a North Carolina corporation (the "Company"), and Neil Boss (the "Contractor").

RECITALS:

A.      The Company is engaged in the business of designing, developing, manufacturing, and selling moissanite jewels (the “Business”) and desires to engage the Contractor to assist the Company in providing financial and accounting services (the “Services”) for the business.

B.      The Contractor desires to provide such services to the Company on the terms and for the compensation set forth herein.

NOW THEREFORE, the parties hereto agree as follows:

1.      Engagement.  The Company hereby engages the Contractor as a nonexclusive contractor to perform the Services (as defined herein) subject to the terms and conditions of this Agreement, and the Contractor hereby accepts such engagement for and in consideration of the compensation hereinafter provided and agrees to use his best efforts in performing the Services.  The Contractor shall perform his obligations hereunder in compliance with the terms of this Agreement and any and all applicable laws and regulations.  The Contractor acknowledges that this is a nonexclusive engagement by the Company and that the Company retains the right to appoint additional contractors as the Company, in its sole and unrestricted judgment, may from time to time determine to be in the best interests of the Company without liability or obligation to the Contractor.

2.      Services.

a.      The Contractor agrees to provide financial and accounting services for the Company and perform other duties related thereto as the Company may determine from time to time (the “Services”).  Contractor warrants to the Company that the Services will be performed in a professional, timely and workmanlike manner.

b.      The Contractor shall execute a Confidential Disclosure Agreement in substantially the form attached hereto as Exhibit A concurrent with the execution of this Agreement.

3.      Licenses, Tools and Materials.  Contractor shall be responsible for obtaining, at Contractor’s own expense, all licenses, permits and bonds as may be required by any federal, state or local law or regulation for the performance of Contractor’s duties hereunder.  The Company shall be responsible for supplying at its cost all necessary tools and materials to be used by Contractor.

4.      Limitations.  Nothing in this Agreement shall be construed to give the Contractor authority to represent the Company before any court or governmental or regulatory agency without the express prior written authorization of the Company.  In addition, all files, books, accounts, records and other information of any nature, however recorded or stored, and related to the Company (the "Records") shall at all times belong to the Company and to the extent possessed by the Contractor hereunder, such possession shall be for the benefit

300 Perimeter Park Drive, Suite A     Morrisville, NC 27560     Telephone 919.468.0399
Facsimile 919.468.0486     www.moissanite.com

CONFIDENTIAL Charles & Colvard, Ltd.

of and as agent for the Company.  The Contractor's possession of the Records is at the will of the Company and is solely for the purpose of enabling the Contractor to perform his obligations hereunder.  The Records shall be readily separable from the records of the Contractor.

5.      Term.  The term of this Agreement shall commence on the date hereof and shall continue thereafter through and including the close of business on June 30, 2010.  Notwithstanding the foregoing, the Company may terminate this Agreement for “cause,” as defined herein, by giving written notice of at least 30 days in advance of its desire to terminate this Agreement for cause.  The Company shall be deemed to have cause for terminating Contractor’s engagement in the event Contractor (i) demonstrates any dishonesty or engages in any act of moral turpitude, (ii) improperly performs or fails to perform the Services described herein, (iii) causes intentional damage to substantial property of the Company, or (iv) is unable to perform the Services because of death or a disability which renders him unable to perform the Services for 30 consecutive calendar days.

6.      Fees.  As compensation for the performance of the Services, the Company shall pay the Contractor at a rate of $90 per hour worked, billable in ¼ hour increments.  Contractor will submit a report of hours worked every 2 weeks and C&C will pay contractor within 2 weeks from receipt of this report.  No amounts (including without limitation, social security, federal and state withholding taxes) shall be withheld or otherwise subtracted from the compensation paid to the Contractor pursuant to this Section 5 unless required by law.  In addition, the Contractor shall be reimbursed for all expenses incurred by the Contractor on behalf (and with the prior written authorization) of the Company, in accordance with the attached C&C Travel and Expense Policy, from the date the Contractor delivers an itemized report of such expenses, together with receipts or other evidence of payment reasonably satisfactory to the Company and its accountant.  C&C agrees to pay for existing employee healthcare benefits for the month of July 2009.

7.      Background Check, Credit Check, Drug Testing and Searches. The Contractor understands and agrees that (i) the Company may require the Contractor to undergo a criminal background check, a credit check  and/or drug testing as a condition of being allowed to perform the Services, (ii) in the sole discretion of the Company, the Contractor may be prohibited from performing the Services based upon the results of a background check, a credit check or drug test, and (iii) the Company may conduct a reasonable search of the Contractor if the Company has reasonable suspicion to believe that the Contractor has in his possession property belonging to the Company.

8.      Indemnification.  The Contractor shall defend, release, indemnify and hold the Company and its directors, officers, shareholders, employees and agents and the personal representatives and assigns of each, harmless from and against any and all claims, suits, liability, costs and expenses, including, without limitation, attorneys' fees and expenses, in connection with any knowing and intentional act or omission of the Contractor, his employees and/or agents in connection with the provision of the Services.

9.      Insurance Representations, Workplace Safety. The Contractor agrees to maintain liability, worker's compensation, errors and omission and/or other insurance in such amounts and with such carriers as the Company may reasonably request, each of which policies shall, upon request of the Company, name the Company as an additional insured.  In addition, the Contractor shall be solely responsible for workplace safety, shall maintain the workplace in accordance with industry standards and shall comply with all governmental (including federal, state and local) regulations.

10.      Notices.  All notices, demands, requests or other communications which may be or are required to be given, served or sent by one party to the other party pursuant to this Agreement shall be in writing and shall be hand delivered or mailed by certified mail, return receipt requested, postage prepaid, or sent by telefax,

300 Perimeter Park Drive, Suite A     Morrisville, NC 27560     Telephone 919.468.0399
Facsimile 919.468.0486     www.moissanite.com

CONFIDENTIAL Charles & Colvard, Ltd.

addressed as follows:

If to the Company:

300 Perimeter Park Dr. Suite A
Morrisville, NC 27560
Attention:  Richard A. Bird, CEO
Phone:  919-468-0399

If to the Contractor:

Neil S. Boss
9409 Treymore Drive
Raleigh, NC 27617
919-426-4143

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be delivered, given or sent.  Documents delivered by hand shall be deemed to have been received upon delivery; documents sent by telefax shall be deemed to have been received when the answer back is received; and documents sent by mail shall be deemed to have been received upon their receipt, or at such time as delivery is refused by the addressee upon presentation.

11.      Security.  The Contractor agrees that he will at all times comply with all security regulations in effect from time to time at the Company's premises or applicable outside such premises, to materials belonging to the Company.  The Contractor agrees not to use or disclose to any party any information, systems, equipment, ideas, processes, or methods of operation observed in connection with the performance of his obligations hereunder.

12.      Independent Contractor.

a.      Acknowledgment by Contractor.  Contractor acknowledges and agrees that Contractor will be treated, vis-a-vis the Company as an independent contractor and not as an employee, agent or authorized representative of the Company.  Contractor shall have no authority to bind the Company to any contract, agreement or obligation whatsoever.  The acts of Contractor shall in no way constitute the acts of the Company and Contractor shall not represent to any third party that Contractor has any express or implied authority to bind the Company to any such contract, agreement or obligation.

b.      Tax Matters.  Because Contractor is an independent contractor, the Company will not withhold from any compensation paid to Contractor any amounts for federal or state income taxes, or social security (FICA) for Contractor, nor will the Company pay any social security or unemployment tax with respect to Contractor.  Such taxes are the responsibility of Contractor.  Contractor agrees to indemnify and hold the Company (including its employees, officers, directors, agents, subsidiaries or affiliates) harmless, and hereby indemnifies and hold the Company harmless, from and against any damage, claim, assessment, interest charge or penalty incurred by or charged to the Company as a result of any claim, cause of action or assessment by any federal or state government or agency for any nonpayment or late payment by Contractor of any tax or contribution based upon compensation paid hereunder or because the Company did not withhold any taxes from compensation paid hereunder.

300 Perimeter Park Drive, Suite A     Morrisville, NC 27560     Telephone 919.468.0399
Facsimile 919.468.0486     www.moissanite.com

CONFIDENTIAL Charles & Colvard, Ltd.

c.      No Insurance.  Consistent with Contractor’s status as an independent contractor, the Company will not provide Contractor with any company, individual or group insurance policy or any other kind of insurance coverage whatsoever.

13.      Assignment.  Neither this Agreement or any interest herein or any rights hereunder shall be sold or assigned by the Contractor, nor shall any of the duties of the Contractor hereunder be delegated to any person, firm or corporation, without prior notice to and consent of the Company.

14.      Intellectual Property.  Any inventions, copyrights, or other intellectual property created or developed by Contractor or Contractor’s employees, or associates or sub-contractors during the term of this Agreement related to the work performed under the Agreement shall be assigned to the Company.

15.      Standard of Care.  The Contractor warrants that he will exercise due diligence to perform the Services in a professional manner in compliance with all applicable laws and regulations and the highest ethical standards.  In addition the Contractor represents and warrants that any information which he may supply the Company during the term of this Agreement (i) will have been obtained by the Contractor lawfully and from publicly available sources, and (ii) will not be confidential or proprietary to any third person.  Nothing in this Agreement shall be construed as authorizing or encouraging the Contractor to obtain information for the Company in violation of any third party's rights to copyright or trade secret protection.

16.      Miscellaneous.

a.      The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only on the written consent of the Company and the Contractor.

b.      Section headings and numbers used in this Agreement are included for convenience of reference only, and, if there is any conflict between any such numbers and headings, and the text of this Agreement, the text shall control.  Each of the statements set forth in the premises of this Agreement is incorporated into the Agreement as a valid and binding representation of the party or parties to whom it relates.

c.      This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina without reference to the choice of law principles thereof.  If any dispute arises hereunder, the parties hereto agree that any suit brought by either party shall be heard in the courts of North Carolina or any federal court sitting in North Carolina, and the parties hereto consent to the jurisdiction of such courts.

d.      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

e.      This Agreement, together with the Confidential Disclosure Agreement herein referenced represent the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety any and all prior written or oral agreements with respect thereto.

f.  Neither party shall have the right under this Agreement to use the name, trademark or trade names of the other, unless prior written approval has been obtained.  Any such approval or authorization shall cease upon termination of this Agreement.

g.  During the term of this agreement, C&C will supply contractor with a laptop computer and blackberry.

300 Perimeter Park Drive, Suite A     Morrisville, NC 27560     Telephone 919.468.0399
Facsimile 919.468.0486     www.moissanite.com

CONFIDENTIAL Charles & Colvard, Ltd.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Independent Contractor Agreement as of the date and year first above written.

COMPANY

CHARLES & COLVARD, LTD.

By:	/s/ R. A. Bird
Richard A. Bird, CEO

CONTRACTOR

By:	/s/ Neil S. Boss
Neil S. Boss

300 Perimeter Park Drive, Suite A     Morrisville, NC 27560     Telephone 919.468.0399
Facsimile 919.468.0486     www.moissanite.com

CONFIDENTIAL Charles & Colvard, Ltd.

ADDENDUM TO INDEPENDENT CONTRACTOR AGREEMENT

THIS ADDENDUM will supplement the INDEPENDENT CONTRACTOR AGREEMENT, made effective as of the 1st day of July, 2009 by and between Charles & Colvard, Ltd., a North Carolina corporation (the "Company"), and Neil Boss (the "Contractor").

RECITALS:

A.
The Company agrees to offer Contractor a minimum of 25 hours of billable time each week during the period beginning August 1, 2009 and ending January 31, 2010.  If the Company does not offer 25 hours of work per week during this period, the company will still pay contractor at $90 per hour for the 25 hour minimum.  Contractor also agrees to make himself available for a minimum of 25 hours per week during this period.  Contractor can inform the Company of time needed off with at least 7 days notice and time off may not exceed 7 consecutive business days.  Company is not obligated to pay the minimum 25 hours per week for time requested off by Contractor.

B.	All other terms of the Independent Contractor Agreement made effective July 1, 2009 remain in effect.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Independent Contractor Agreement as of the date and year first above written.

COMPANY

CHARLES & COLVARD, LTD.

By:	/s/ Timothy L. Krist
Timothy Krist, CFO

CONTRACTOR

By:	/s/ Neil S. Boss
Neil S. Boss

300 Perimeter Park Drive, Suite A     Morrisville, NC 27560     Telephone 919.468.0399
Facsimile 919.468.0486     www.moissanite.com

CONFIDENTIAL Charles & Colvard, Ltd.

2nd ADDENDUM TO INDEPENDENT CONTRACTOR AGREEMENT

THIS 2nd ADDENDUM will supplement the INDEPENDENT CONTRACTOR AGREEMENT (“IC Agreement”), made effective as of the 1st day of July, 2009 by and between Charles & Colvard, Ltd., a North Carolina corporation (the "Company"), and Neil Boss (the "Contractor").

RECITALS:

A.
The Company agrees to offer Contractor a minimum of 25 hours of billable time each week during the period beginning February 1, 2010 and ending April 30, 2010.  If the Company does not offer 25 hours of work per week during this period, the company will still pay contractor at $80 per hour for the 25 hour minimum.  Contractor also agrees to make himself available for a minimum of 25 hours per week during this period.  Contractor can inform the Company of time needed off with at least 7 days notice and time off may not exceed 7 consecutive business days.  Company is not obligated to pay the minimum 25 hours per week for time requested off by Contractor.

B.	Item 5 of the IC Agreement is hereby amended to reflect that the term of the IC Agreement shall be extended through June 30, 2011.
C.
Item 6 of the IC Agreement is hereby amended to reflect that the company shall pay Contractor at a rate of $80 per hour effective February 1, 2010.  Effective May 1, 2010 and through the term of the IC agreement, Contractor will not be paid for consultations of less than 15 minutes.

D.	All other terms of the Independent Contractor Agreement made effective July 1, 2009 remain in effect.
E.	All other terms of the 1st Addendum to Independent Contractor Agreement made remain in effect unless otherwise superceded in this 2nd Addendum.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Independent Contractor Agreement as of the date and year first above written.

COMPANY

CHARLES & COLVARD, LTD.

By:	/s/ Timothy L. Krist
Timothy Krist, CFO

Date	12/13/09

CONTRACTOR

By:	/s/ Neil S. Boss
Neil S. Boss

Date	12/14/09

300 Perimeter Park Drive, Suite A     Morrisville, NC 27560     Telephone 919.468.0399
Facsimile 919.468.0486     www.moissanite.com

CONFIDENTIAL Charles & Colvard, Ltd.

3td ADDENDUM TO INDEPENDENT CONTRACTOR AGREEMENT

THIS 3rd ADDENDUM will supplement the INDEPENDENT CONTRACTOR AGREEMENT (“IC Agreement”), made effective as of the 1st day of July, 2009 by and between Charles & Colvard, Ltd., a North Carolina corporation (the "Company"), and Neil Boss (the "Contractor").

RECITALS:

A.
The Company agrees to offer Contractor a minimum of 25 hours of billable time each week during the period beginning May 1, 2010 and ending July 31, 2010.  If the Company does not offer 25 hours of work per week during this period, the company will still pay contractor at $80 per hour for the 25 hour minimum.  Contractor also agrees to make himself available for a minimum of 25 hours per week during this period.  Contractor can inform the Company of time needed off with at least 7 days notice and time off may not exceed 7 consecutive business days.  Company is not obligated to pay the minimum 25 hours per week for time requested off by Contractor.  The weekly minimum of 25 hours is subject to change upon mutual agreement of the parties.

B.	All other terms of the Independent Contractor Agreement made effective July 1, 2009 remain in effect.
C.	All other terms of the 1st Addendum and 2nd Addendum to Independent Contractor Agreement made remain in effect unless otherwise superceded in this 3rd Addendum.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Independent Contractor Agreement as of the date and year first above written.

COMPANY

CHARLES & COLVARD, LTD.

By:	/s/ Timothy L. Krist
Timothy Krist, CFO

Date	2/26/10

CONTRACTOR

By:	/s/ Neil S. Boss
Neil S. Boss

Date	2/26/10

300 Perimeter Park Drive, Suite A     Morrisville, NC 27560     Telephone 919.468.0399
Facsimile 919.468.0486     www.moissanite.com

CONFIDENTIAL Charles & Colvard, Ltd.